Principal Funds, Inc.

Supplement dated August 24, 2015
to the Statutory Prospectus dated March 1, 2015
(as supplemented on March 13, 2015, March 23, 2015, April 27, 2015,
June 12, 2015, July 6, 2015 and August 20, 2015)

This supplement updates information contained in the Statutory Prospectus. Please retain this supplement for future reference.

On or about December 31, 2015, revise the Prospectus as described below.

FUND SUMMARY FOR GLOBAL DIVERSIFIED INCOME

In the Management section, under Investment Advisor and Portfolio Managers, delete references to James W. Fennessey.

MANAGEMENT OF THE FUNDS

Under the Sub-Advisors section, replace the first sentence of the fifth paragraph with the following:

The Global Diversified Income Fund has multiple Sub-Advisors and a team at Principal, consisting of Jake S. Anonson, Jessica S. Bush, Marcus W. Dummer, Kelly A. Grossman, and Benjamin E. Rotenberg, determines the portion of the Fund’s assets each Sub-Advisor will manage and may reallocate Fund assets among the Sub-Advisors from time-to-time.